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                                                                    Exhibit 10.6



[Letterhead of NetStaff, Inc.]


December 2, 1999

Golden Horde Investments Ltd.
800-999 west Broadway
Vancouver, British Columbia
V5Z 1K5
Canada

Attention:  Mr. Clive Bird

Re:  Assignment of Promissory Notes

Dear Sirs:

This letter will serve to set forth and confirm our agreement whereby, as of even date herewith, NetStaff, Inc. ("NetStaff') assigns to Golden Horde Investments Ltd. ("Golden Horde"), and Golden Horde hereby accepts such assignment and agrees to assume the obligations of NetStaff with respect to, the following Promissory Notes, a copy of which are attached hereto for reference:

1. Promissory note, dated July 26, 1999, issued to Lori Hoffer for the sum of $25,000, plus twelve percent interest per annum, due April 25, 2000;

2. Promissory note, dated July 26, 1999, issued to Wayne Sanders and Bette Sanders, jointly, for the sum of $50,000, plus twelve percent interest per annum, due April 25, 2000; and

3. Promissory note, dated June 16, 1999, issued to Sherrin Lim for the sum of $25,000, plus twelve percent interest per annum, due on March 21, 2000.

In consideration of your accepting this assignment and assuming the repayment obligations of NetStaff under the aforesaid Promissory Notes, NetStaff agrees that after its merger and reorganization with a public reporting company, MAS Acquisition VIII Corp., an Indiana corporation, NetStaff will use its best efforts to ensure that the Board of the newly reorganized company, issues to you, or at your direction, warrants to purchase up to an aggregate of two hundred thousand (200,000) shares of common stock of the newly reorganized company at a price of US$1.00 per share. Such common stock when issued shall be duly and fully issued, fully-paid and nonassessable shares.


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The warrants will be exercisable at any time between sixty (60) days from the date the shares of reorganized company are quoted for trading on the OTC Bulletin Board and the third anniversary of such date (the "Applicable Term"). The aggregate amount of two hundred thousand (200,000) warrants may be exercisable in whole, in part or in increments at any time during the Applicable Term.

The shares underlying the warrants shall be entitled to "piggyback" registration rights in the event that the newly reorganized company files or proposes to file a registration statement under the US Securities Act of 1933, as amended (other than a registration statement relating to an SEC Rule 145, or a successor rule, or a registration on any form which does not permit secondary sales) at any time during the Applicable Term; provided, however, that in the case of an underwritten public offering, participation by the holder(s) of the warrants shall be ratably limited to such number of shares determined by the managing underwriter as is feasible for sale in such underwritten offering after taking into account all securities that are to be sold on behalf of the company.

Accepting that the above accurately details our agreement, please execute this letter agreement where indicated and fax back to me a fully executed copy.


Yours truly, NETSTAFF, INC.
Per:

/s/ PATRICK RYLEE

Patrick Rylee
President


ACKNOWLEDGED AND AGREED TO
THIS 2D DAY OF DECEMBER, 1999.

GOLDEN HORDE INVESTMENTS LTD.
Per:


/s/ CLIVE BIRD

Clive Bird.



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                                 PROMISSORY NOTE


PRINCIPAL AMOUNT:                USD$25,000           SAN FRANCISCO, CALIFORNIA
                                                      JULY 26, 1999


FOR THE VALUE RECEIVED, the undersigned, NETSTAFF, INC., promises to pay to the order of LORI HOFFER at Edmonds, State of Washington, USA on April 25, 2000, the sum of Twenty Five Thousand Dollars ($25,000) together with accrued interest at the rate of Twelve (12) percent per annum from the date hereof. Presentment for payment, demand, protest and notice of dishonour and protest hereof are hereby waived.

                                                 NETSTAFF, INC.
                                                 Per:


                                                 /s/ PATRICK RYLEE
                                                 PATRICK L. RYLEE
                                                 Authorized Signatory



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                                 PROMISSORY NOTE


PRINCIPAL AMOUNT:                 USD$50,000          SAN FRANCISCO, CALIFORNIA
                                                      JULY 26, 1999



FOR THE VALUE RECEIVED, the undersigned, NETSTAFF, INC., promises to pay to the order of WAYNE SANDERS and BETTE SANDERS at Mukilteo, State of Washington, USA on April 25, 2000, the sum of Fifty Thousand Dollars ($50,000) together with accrued interest at the rate of Twelve (12) percent per annum from the date hereof. Presentment for payment, demand, protest and notice of dishonour and protest hereof are hereby waived.


                                                 NETSTAFF, INC.
                                                 Per:

                                                 /s/ PATRICK RYLEE
                                                 PATRICK L. RYLEE
                                                 Authorized Signatory




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                                 PROMISSORY NOTE


PRINCIPAL AMOUNT:                  USD$25,000         SAN FRANCISCO, CALIFORNIA
                                                      JUNE 16, 1999



FOR THE VALUE RECEIVED, the undersigned, NETSTAFF, INC., promises to pay to the order of SHERRIN LIM at the City of North vancouver, province of Britiish Columbia, Canada, on March 21, 2000, the sum of Twenty Five Thousand Dollars ($25,000) together with accrued interest at the rate of Twelve (12) percent per annum from the date hereof. Presentment for payment, demand, protest and notice of dishonour and protest hereof are hereby waived.



                                                 NETSTAFF, INC.
                                                 Per:

                                                 /s/ PATRICK RYLEE
                                                 PATRICK L. RYLEE
                                                 Authorized Signatory